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                                                                   EXHIBIT 99.15



                      NOTE and LOAN AND SECURITY AGREEMENT
                                 AMENDMENT NO. 4

         This Agreement dated this 26th day of September, 1997 by and between Decora, Incorporated, a Delaware corporation authorized to do business in the State of New York as Decora Manufacturing and having its principal place of business at 1 Mill Street, Fort Edward, New York 12828 (hereinafter called the "Borrower"), Decora Industries, Inc., a Delaware corporation, successor by merger to Utilitech, Incorporated, a California corporation, and having its principal place of business at 1 Mill Street, Fort Edward, New York 12828 (hereinafter called the "Corporate Guarantor") and Fleet Bank f/k/a Norstar Bank of Upstate NY, a bank organized and existing under the laws of the State of New York and having its principal place of business at 69 State Street, Albany, New York 12201 (hereinafter called the "Lender" or the "Bank").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lender and the Corporate Guarantor entered into a Loan and Security Agreement on April 18, 1990 (the "Loan Agreement") pursuant to the terms and conditions of which the Lender agreed to lend to the Borrower Ten Million and no/100 Dollars ($10,000,000.00), with all borrowings evidenced on Borrower's Term Note in the face amount of Ten Million and no/100 Dollars ($10,000,000.00) executed and delivered by the Borrower to the Lender on April 18, 1990 (the "Prior Note"); and

         WHEREAS, on July 19, 1994, the Borrower and the Lender via a Consolidated and Restated Note in the face amount of Eight Million and no/100 Dollars ($8,000,000.00) consolidated, modified and restated in full the terms of the Prior Note with a new Demand Note in the face amount of Six Million and no/100 Dollars ($6,000,000.00) executed by the Borrower in favor of the Lender on said July 19, 1994 date. Said consolidated, modified and restated Eight Million and no/100 Dollar ($8,000,000.00) Note is hereinafter called the "Prior Note No. 2"). Said Prior Note No. 2 was subject to the terms and conditions of the Loan Agreement, as modified pursuant to the terms of a Loan and Security Agreement Amendment No. 1 (the "First Amendment") by and between the Borrower, the Corporate Guarantor and the Lender dated July 19, 1994; and

         WHEREAS, the Loan Agreement was further modified pursuant to the terms of a Loan and Security Agreement Amendment No. 2 (the "Second Amendment") by and between the Borrower, the Corporate Guarantor and the Lender dated August 13, 1996; and

         WHEREAS, the on March 27, 1997 the Borrower and the Bank amended, modified and restated in its entirety the terms of the Prior Note No. 2 pursuant to the terms of a new note (the "New Note") in the original principal amount of Five Million One Hundred Sixty Nine Thousand and no/100 Dollars, executed and delivered by the Borrower in favor of the Lender on said March 27, 1997 date; which New Note was subject to the terms and conditions of the Loan Agreement, as modified pursuant to the terms of the First



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Amendment, the Second Amendment and a Loan and Security Agreement
Amendment No. 3 (the "Third Amendment") by and between the
Borrower, the Corporate Guarantor and the Lender dated March 27,
1996; and

         WHEREAS, at the request of the Borrower, has agreed to make certain changes to the Loan Agreement, as previously modified by the First Amendment, the Second Amendment and the Third Amendment.

         NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good valuable consideration, receipt of which is hereby acknowledged, it is agreed on the part of the Borrower and the Lender as follows:

         1. Paragraph 3(d) of the Loan Agreement, as previously modified pursuant to the terms of the First Amendment, the Second Amendment and the Third Amendment, is hereby modified and amended to read in its entirety as follows:

         "(d) The Borrower must be in compliance with the following financial covenants, as would be shown on the quarterly and fiscal year end financial statements of the Borrower prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"):

                  (i) a minimum current ratio of 1.30 to 1.00 during fiscal year 1998 and 1.50 to 1.00 during fiscal year 1999 and thereafter. For the purposes of this Agreement, current ratio shall be defined as the ratio of the Borrower's current assets (including the unused formula loan availability under that certain $6,000,000.00 revolving line of credit loan previously extended by the Bank to the Borrower and that certain $1,000,000.00 revolving line of credit loan previously extended by the Bank to the Borrower [collectively the "Revolver Loans"]) to the Borrower's current liabilities (excluding the aforementioned Revolver Loans) as would be shown on each fiscal quarter end and fiscal year end balance sheets of the Borrower prepared in accordance with GAAP;

                  (ii) a minimum working capital of Four Million and no/100 Dollars ($4,000,000.00) as at September 30, 1997 through December 31, 1997 and Five Million Five Hundred Thousand and no/100 Dollars ($5,500,000.00) as at March 31, 1998. During
                  fiscal year 1999 and thereafter, the Borrower must maintain a minimum working capital of Seven Million and no/100 Dollars ($7,000,000.00), all as would be shown on the fiscal quarter end and fiscal year end balance sheets of the Borrower prepared in accordance with GAAP. For the purposes of determining working capital, the Borrower's liability to the Bank pursuant to the Revolver Loans will be excluded, and the Borrower's current assets shall be increased by the Borrower's unused formula loan availability under the Revolver Loans.



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                  (iii) a total debt to tangible net worth ratio at fiscal year end March 31, 1998 of 5.00 to 1.00, at fiscal year end March 31, 1999 of 4.00 to 1.00, at fiscal year end March 31, 2000 of
                  3.00 to 1.00 and at fiscal year end March 31, 2001 and thereafter at each March 31 fiscal year end of 2.50 to 1.0. For the purposes of this Agreement, debt to tangible net worth ratio shall be defined as the ratio of the Borrower's total liabilities (less subordinated debt) divided by the sum of the Borrower's tangible net worth plus subordinated debt less the amount of the outstanding principal balance of the notes receivable from the Corporate Guarantor, as would be shown on the fiscal quarter end and fiscal year end balance sheets of the Borrower prepared in accordance with GAAP. For the purposes of this Agreement, the calculation for fiscal year end March 31, 1998 shall exclude the one time charge to earnings from September 26, 1997 to and including December 31, 1997, in an amount not to exceed $750,000.00, for efficiencies realized as a result of "right sizing" of the business of the Borrower, its Corporate Guarantor and Decora Industries Deutscheland GmbH which reduce the Borrower's consolidated stockholders equity;

                  (iv) a minimum debt service coverage ratio during fiscal year 1998 of 1.15 to 1.00 and during fiscal year 1999 and thereafter of 1.20 to 1.00. For the purposes of this Agreement, debt service coverage ratio will be calculated using the trailing four quarters of the Borrower's earnings before interest, taxes, depreciation and amortization minus the Borrower's cash capital expenditures (net of financed capital expenditures) divided by the sum of Borrower's trailing four quarters debt service payments (principal and interest) less funds used to repay the Borrower's indebtedness owed to CIGNA (whether in the form of debt or equity) minus amortization of non-cash debt discount associated with subordinated debt, as would be shown on the fiscal quarter end and fiscal year end balance sheets of the Borrower prepared in accordance with GAAP. For the purposes of this Agreement, the calculation for fiscal year end March 31, 1998 shall exclude the one time charge to earnings from September 26, 1997 to and including December 31, 1997, in an amount not to exceed $750,000.00, for efficiencies realized as a result of "right sizing" of the business of the Borrower, the Corporate Guarantor and Decora Industries Deutscheland GmbH which reduce the Borrower's consolidated stockholders equity;

                  (v) the Borrower shall be limited to making annual capital expenditures in the maximum amount of One Million Five Hundred and no/100 Dollars during fiscal year 1998 and One Million and no/100 Dollars during the balance of the term of this Agreement. If required by the terms of



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                  the manufacturing agreement between the Borrower and
                  Rubbermaid, for each year during the term of this Agreement, the Borrower must provide evidence, satisfactory to the Bank, that the Borrower has received the consent of Rubbermaid to make capital expenditures exceeding One Million and no/100 Dollars ($1,000,000.00) in said year;

                  (vi) the Borrower's expenditures for management fees shall not exceed Eight Hundred Thousand and no/100 Dollars ($800,000.00) per annum;

                  (vii) the consolidated stockholders equity of the Borrower as of March 31, 1998 shall not be less than the remainder of $14,415,000.00 minus the lesser of (a) $750,000.00 or (b) the one time charge to earnings from September 26, 1997 to and including December 31, 1997 for efficiencies realized as a result of "right sizing" of the business of the Borrower, the Corporate Guarantor and Decora Industries Deutscheland GmbH which reduce the Borrower's consolidated stockholders equity (such remainder the "1998 Borrower Net Worth"); the consolidated stockholders equity of the Borrower at March 31, 1999 shall not be less than the sum of the 1998 Borrower Net Worth plus $2,500,000.00; the consolidated stockholders equity of the Borrower at March 31, 2000 shall not be less than the sum of the 1998 Borrower Net Worth plus $6,500,000.00; and at each fiscal year end thereafter, the consolidated stockholders equity of the Borrower shall not be less than the sum of consolidated stockholders equity of the Borrower required to be maintained at the end of the immediately prior fiscal year plus $6,000,000.00; and

                  (viii) the consolidated stockholders equity of the Corporate Guarantor at March 31, 1999 shall not be less than the sum of the consolidated stockholders equity of the Corporate Guarantor at March 31, 1998 (the "1998 Guarantor Net Worth") plus $4,000,000.00; the consolidated stockholders equity of the Corporate Guarantor at March 31, 2000 shall not be less than the sum of the 1998 Guarantor Net Worth plus $10,000,000.00; and at each fiscal year end thereafter, the consolidated stockholders equity of the Corporate Guarantor shall not be less than the sum of consolidated stockholders equity of the Guarantor required to be maintained at the end of the immediately prior fiscal year plus $8,000,000.00."

         2. Paragraph 3(g) of the Loan Agreement, as previously modified pursuant to the terms of the First Amendment, the Second Amendment and the Third Amendment, is hereby modified and amended to read in its entirety as follows:



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         "(g) The Borrower and its Corporate Guarantor will at all times keep proper books of record and account in accordance with GAAP, and the Borrower shall furnish to the Lender:

                  (i) within one ninety-five (95) days of the end of its fiscal year, annual certified public accountant audited, consolidated statements for the Borrower and its Corporate Guarantor (which must include a consolidating statement schedule), all prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, as well as copies of the Borrower's 10-k reports;

                  (ii) within thirty (30) days of each calendar month end, internally prepared financial statements for the Borrower for the preceding month, in form acceptable to the Bank, all prepared in accordance with GAAP;

                  (iii) within fifty (50) days of the end of each fiscal quarter, 10Q reports for the Corporate Guarantor;

                  (iv) within thirty (30) days of the end of each month, separate domestic and international account receivable aging reports concerning the Borrower in form acceptable to the Bank;

                  (v) within sixty (60) days after the end of each fiscal quarter, a compliance letter acknowledged by the Chief Financial Officers of both the Borrower and its Corporate Guarantor concerning those financial covenants referenced above in subparagraph 3(d);

                  (vi) with reasonable promptness upon the written request of the Lender, such further information regarding the business affairs at financial condition of the Borrower and its Corporate Guarantor as the Lender may reasonably request; and

                  (vii) simultaneously at the time they are so furnished, a copy of all statements and reports furnished to stockholders of the Borrower and its Corporate Guarantors."

         3. Paragraphs 3. (k)(1), 3. (o) and 8. (i) of the Loan Agreement are hereby eliminated.

         4. Paragraph 3. (k) (10) of the Loan Agreement is hereby revised in its entirety to read as follows:

  "(10) The Borrower has delivered, signed and pledged to the Lender all of the Borrower's right, title and interest in and to (i) that certain $6,000,000.00 note from the Corporate Guarantor to the Borrower dated July 19, 1994, and (ii) that certain $15,207,000.00 note from the



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         Corporate Guarantor to the Borrower dated September 26,
         1997 (collectively the "Guarantor's Note")."

         5. Paragraph 3. (n) of the Loan Agreement is hereby revised in its entirety to read as follows:

  "(n) If a Change in Control (as hereinafter defined) shall occur, the Lender shall have the right, by written notice given to the Borrower not earlier than ten nor later than twenty-five days after the first to occur of (i) receipt by the Lender from the Borrower of written notice of the occurrence of such Change in Control or (ii) the date on which Lender, having otherwise obtained actual knowledge of such Change of Control, notifies the Borrower thereof, to demand that the Borrower prepay the Note, the $1,000,000.00 Note and/or the Grid Note. Five (5) business days after receipt by the Borrower of demand for the prepayment of the Note, the $1,000,000.00 Note and/or the Grid Note, the Borrower shall pay to the Lender all principal and accrued interest on the Note, the $1,000,000.00 Note and/or the Grid Note. Promptly after obtaining knowledge of the occurrence of any Change of Control (or any proposed or attempted Change of Control), the Borrower will notify the Lender thereof, specifying in reasonable detail the facts and circumstances surrounding such event. As used in this subparagraph
         (n) a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following:

                  (i) The Corporate Guarantor shall fail to own, of record and beneficially, with full power to vote, shares of capital stock entitling the Corporate Guarantor to cast at least 80% of the votes for the election of directors of the Borrower at any meeting of the shareholders of the Borrower;

                  (ii) Any person or group of related persons for purposes of
                  Section 13(d) of the Securities Exchange Act (a "Group") either (A) is or becomes, by purchase, tender offer, exchange offer, open market purchases, privately negotiated purchases or otherwise, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or after the passage of time only, directly or indirectly, of more than 30% of the total then outstanding voting stock of the Corporate Guarantor (for the purposes of this clause (ii), such person or Group will be deemed to "beneficially own" (determined as aforesaid) any voting stock of a corporation (the "specified corporation") held by any other corporation (the



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                  "parent corporation") if such person or Group "beneficially owns", directly or indirectly, a majority of the voting power of the voting stock of such parent corporation), or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board of Directors of the Corporate Guarantor;

                  (iii) The Corporate Guarantor consolidates with or merges into another person and the stockholders immediately prior to such merger or consolidation hold less than a majority of the voting stock of the resulting entity;

                  (iv) With respect to the Borrower, Timothy N. Burditt shall fail to be substantially involved in the management and operations of the Borrower; and

                  (v) With respect to the Corporate Guarantor, if Nathan Hevrony shall fail to be substantially involved in the management and operations of the Corporate Guarantor;

            provided, however, that a Change in Control shall not be deemed to have occurred if, with respect to Timothy N. Burditt and Nathan Hevrony, either shall fail to be substantially involved in the management and operation of the Borrower and the Corporate Guarantor, respectively, and the Borrower and/or the Corporate Guarantor, as the case may be, shall within ninety (90) days of such failure replace Burditt and/or Hevrony, as the case may be, with a person acceptable to the Lender."

         6. Paragraph 8. (l) of the Loan Agreement is hereby modified to read in its entirety as follows:

   "(l) Except for (i) those management fees referred to in paragraph 8 (k) hereof; (ii) those income taxes payable by the Borrower to the Corporate Guarantor pursuant to the terms of the Tax Sharing Agreement; and (iii) the loaning by the Borrower to the Corporate Guarantor of the $15,207,000.00 being received by the Borrower in connection with that certain Note executed by the Borrower in favor of the "Purchasers" (as defined in that certain Note and Warrant Purchase Agreement among the Borrower, the Corporate Guarantor, Dorrance Street Capital Advisors, L.L.C, as Agent and the Purchasers named therein) on September 26, 1997, during the term of this Agreement, the Borrower shall be prohibited from advancing, loaning or upstreaming any funds to the Corporate Guarantor."

         7. A new paragraph 9. (n) is hereby added to the Loan Agreement as follows:



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   "(n)     Upon the occurrence of an "Event of Default" as such term is defined in that certain Note and Warrant Purchase Agreement among the Borrower, the Corporate Guarantor, Dorrance Street Capital Advisors, L.L.C., as Agent and the Purchasers named therein, dated as of September 26, 1997."

         8. The Borrower and the Corporate Guarantor hereby warrant and covenant to the Lender that as of the date of this Agreement there are no disputes, offsets, claims or counterclaims of any kind or nature whatsoever under the Prior Note, the New Note, the Loan Agreement as previously amended by the First Amendment, the Second Amendment and the Third Amendment, any instrument of collateral security referred to in the Loan Agreement, or any other documents executed in connection herewith or therewith or the obligations represented or evidenced hereby or thereby.

         9. Except as expressly modified hereunder, all the remaining terms and conditions of the Loan Agreement, as previously modified pursuant to the terms of the First Amendment, the Second Amendment and the Third Amendment, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above





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written.

Decora, Incorporated d/b/a                  Fleet Bank
Decora Manufacturing

By:  ________________________________      By: _________________________________
     Timothy N. Burditt                        James M. Marini
     Vice President Finance                    Vice President

Decora Industries, Inc.


By:  ________________________________
     Timothy N. Burditt
     Executive Vice President
     Finance and Administration









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